PROPERTY AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2022
PROPERTY AND EQUIPMENT, NET
Schedule of components of property and equipment

	As of December 31,
	2021	2022
Laboratory equipment	$141	$368
Transportation equipment	—	54
Office equipment	—	23
Leasehold improvements	—	187
Less: accumulated depreciation	(47)	(91)
Total	$94	$541